    As filed with the Securities and Exchange Commission on March 21, 1995

                                                            Registration No. 33-
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                                   Form S-8
                            REGISTRATION STATEMENT
                                     under
                          THE SECURITIES ACT OF 1933

                              -------------------

                           Capital Cities/ABC, Inc.
            (Exact name of registrant as specified in its charter)

          New York                                              14-1284013
(State or other jurisdiction of                              (I.R.S. employer
incorporation or organization)                            identification number)

              77 West 66th Street, New York, New York 10023-6298
                                (212) 456-7777
   (Address, including zip code and telephone number, including area code of registrants principal executive offices)

                        EMPLOYEE STOCK PURCHASE PLAN OF
                           CAPITAL CITIES/ABC, INC.
                           (Full title of the plan)

                              -------------------

                              RONALD J. DOERFLER
                Senior Vice President & Chief Financial Officer
                           Capital Cities/ABC, Inc.
(Name, address, including zip code and telephone number, including area code, of agent for service)

                              -------------------

                        CALCULATION OF REGISTRATION FEE

==================================================================================================
                                                         Proposed       Proposed
                                            Amount       maximum        maximum         Amount of
          Title of securities               to be     offering price    aggregate     registration
          to be registered                registered     per share    offering price      fee
          -------------------             ----------  --------------  --------------  ------------
Common stock par value $0.10 per share..  4,000,000    $75.33(1)      $301,320,000(1)  $103,904(1)
==================================================================================================

(1)  In accordance with the terms of the Employee Stock Purchase Plan (the
     Plan), the purchase price per share of common stock is the lesser of (a) 85% of its fair market value on the Date of Grant (as defined in the Plan), or (b) 85% of its fair market value on the Date of Purchase (as defined in the Plan). In accordance with Rule 457(c) and Rule 457 (h)(1), the aggregate offering price and the amount of the registration fee are computed on the basis of 85% of the average of the high and low prices reported in the consolidated reporting system on March 15, 1995, which was $88 5/8.
                              -------------------

     Pursuant to Rule 429 of the Rules and Regulations promulgated under the Securities Act of 1933, the Prospectus which constitutes part of this Registration Statement also relates to the Registrants shares of common stock registered on Form S-8, Registration Statement No. 33-33761.

================================================================================

              The contents of Registration Statement No. 33-33761
                     are incorporated herein by reference.

                                    PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.   Exhibits

     5       --Opinion of Hall Dickler Kent Friedman & Wood
     23-1    --Consent of Hall Dickler Kent Friedman & Wood (contained in their opinion filed as Exhibit 5).
     23-2    --Consent of Ernst & Young LLP.
     24      --Powers of Attorney from a majority of the members of the Board of
               Directors of the Company.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 20th day of March 1995.

                                         Capital Cities/ABC, Inc.


                                         By    /s/ Ronald J. Doerfler
                                            ------------------------------
                                                  (Ronald J. Doerfler)
                                               Senior Vice President and
                                                Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


      Signature                           Title                      Date
      ---------                           -----                      ----

Principal Executive Officer:

/s/ THOMAS S. MURPHY
- -------------------------      Chairman of the Board and Chief   March 20,1995
    (Thomas S. Murphy)          Executive Officer and Director

Principal Financial Officer:

/s/ RONALD J. DOERFLER
- -------------------------      Senior Vice President and Chief   March 20,1995
    (Ronald J. Doerfler)                Financial Officer

Controller:

/s/ ALLAN J. EDELSON
- -------------------------      Vice President and Controller     March 20,1995
        (Allan J. Edelson)

Directors:

           *                             Director                March 20,1995
- -------------------------
   (Robert P. Bauman)

           *                             Director                March 20,1995
- -------------------------
   (Nicholas F. Brady)

           *                             Director                March 20,1995
- -------------------------
   (Warren E. Buffett)

           *                             Director                March 20,1995
- -------------------------
   (Daniel B. Burke)

           *                             Director                March 20,1995
- -------------------------
   (Frank T. Cary)

           *                             Director                March 20,1995
- -------------------------
   (John B. Fairchild)

           *                             Director                March 20,1995
- -------------------------
   (Leonard H. Goldenson)

  /s/ ROBERT A. IGER                     Director                March 20,1995
- -------------------------
     (Robert A. Iger)

      Signature                           Title                      Date
      ---------                           -----                      ----

           *                             Director                March 20,1995
- -------------------------
   (Frank S. Jones)

           *                             Director                March 20,1995
- -------------------------
   (Ann Dibble Jordan)

           *                             Director                March 20,1995
- -------------------------
  (John H. Muller, Jr.)

           *                             Director                March 20,1995
- -------------------------
   (Wyndham Robertson)

           *                             Director                March 20,1995
- -------------------------
(M. Cabell Woodward, Jr.)

* /s/ RONALD J. DOERFLER
- -------------------------
      Ronald J. Doerfler,
       Attorney-in-Fact

                                 EXHIBIT INDEX

Exhibits                                                                Page no.
- --------                                                                --------
     5       --Opinion of Hall Dickler Kent Friedman & Wood
     23-1    --Consent of Hall Dickler Kent Friedman & Wood (contained in their opinion filed as Exhibit 5).
     23-2    --Consent of Ernst & Young LLP.
     24      --Powers of Attorney from a majority of the members of the Board of
               Directors of the Company.